Exhibit 99.3

Investor Update - January 22, 2026

CASMex Definition
Beginning in 2026, Air Group's definition of CASMex will adjust for Performance-Based Pay (PBP) expense. We believe excluding these costs from our CASMex calculation will allow investors to better understand Air Group's core operating cost performance and will provide more meaningful comparison of our results to the airline industry. The table below provides a reconciliation of 2025 operating expenses and CASMex excluding PBP, which will be used for year-over-year comparison purposes in 2026.

(in millions)	Q1 2025		Q2 2025		Q3 2025		Q4 2025		FY 2025
Total operating expenses	$3,334		$3,427		$3,618		$3,557		$13,936
Less the following components:
Aircraft fuel, including hedging gains and losses	681		700		761		737		2,879
Freighter costs	41		48		47		56		192
Performance-Based Pay	52		49		62		66		229
Special items - operating	91		56		64		39		250
Total operating expenses, excluding fuel, freighter costs, PBP, and special items	$2,469		$2,574		$2,684		$2,659		$10,386

ASMs	21,219		24,058		24,447		23,238		92,962
CASMex	11.64	¢	10.70	¢	10.98	¢	11.44	¢	11.17	¢

References in this update to “Air Group,” “Company,” “we,” “us,” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified.

Certain financial information provided in this exhibit (“non-GAAP financial figures”) is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Non-GAAP financial figures may be useful to stakeholders, but should not be considered a substitute for GAAP figures. Air Group is not able to reconcile certain forward looking non-GAAP financial figures without unreasonable effort because the adjusting items will not be known until the end of the indicated future periods and could be significant. Please see the cautionary statement under “Forward-Looking Information.”

Forward-Looking Information
This investor update may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate operations following the acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, cybersecurity risks, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K and in our subsequent SEC filings. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.